UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)
November 16, 2020 (November 15, 2020)

Walmart Inc.
(Exact name of registrant as specified in its charter)

DE	001-06991	71-0415188
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

702 S.W. 8th Street
Bentonville, AR 72716-0215
(Address of Principal Executive Offices) (Zip code)

Registrant's telephone number, including area code
(479) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	WMT	NYSE
1.900% Notes Due 2022	WMT22	NYSE
2.550% Notes Due 2026	WMT26	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On November 15, 2020, Walmart Inc. (“Walmart”) issued a joint press release disclosing that it had entered into a definitive purchase agreement with KKR & Co. Inc. and Rakuten, Inc., to sell a majority stake in Seiyu, Walmart’s retail business in Japan. Walmart will retain a 15% ownership in the business. A copy of the joint press release is furnished as Exhibit 99.1 to this report.

Based on the current deal terms, Seiyu will be sold for an enterprise value of ¥172.5 billion (approximately $1.6 billion based on current exchange rates), subject to customary purchase price adjustments. Walmart expects to recognize a non-cash loss of approximately $2 billion, after tax, in the fourth quarter of fiscal 2021. This estimate could fluctuate due to changes in currency exchange rates and purchase price adjustments up to the closing date of the transaction, which is expected to occur in the first quarter of fiscal 2022 and is subject to regulatory approvals. Walmart does not expect a significant impact to earnings per share following completion of the transaction.

Walmart considers the foregoing statements regarding its expected recognition of a non-cash loss, including the amount thereof and factors that could impact that amount, the expected timing for closing of this transaction, and the expected impact to earnings per share following completion of this transaction, to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended (the “Act”), that are intended to enjoy the protection of the safe harbor for forward-looking statements provided by the Act. These forward-looking statements are subject to certain risks, uncertainties and other factors.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise be subject to the liability of that section and shall not be incorporated by reference into any filing or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

99.1	Joint press release dated November 15, 2020 issued by Walmart Inc., KKR & Co., Inc and Rakuten, Inc, regarding an agreement to sell a majority stake in Seiyu.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 16, 2020

WALMART INC.
By:	/s/ Gordon Y. Allison
Name:	Gordon Y. Allison
Title:	Senior Vice President, Chief Counsel Finance and Governance, Office of the Corporate Secretary